SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2005

BRINKER INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	1-10275 (Commission File Number)	74-1914582 (IRS Employment Identification No.)

6820 LBJ Freeway
Dallas, Texas 75240
(Address of principal executive offices)

Registrant's telephone number, including area code    972-980-9917

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

____  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

____  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
          240.14d-2(b)).

____  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR
          240.13e-4(c)).

Section 5 - Corporate Governance and Management

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

                   (b)  On August 2, 2005, Wyman Roberts was elected to fill the position of Senior Vice President and Maggiano's Little Italy President, effective August 11, 2005.  Mr. Roberts, 46, previously served as Executive President and Chief Marketing Officer for NBC's Universal Parks & Resorts from December 2000 until August 2005.  Mr. Roberts was previously employed by Darden Restaurants, Inc. for 16 years, where he most recently served as Executive Vice President, Marketing.

Section 9 - Financial Statement and Exhibits.

Item 9.01.  Financial Statements and Exhibits.

                   (c)  Exhibits.

                   99 Press Release, dated August 2, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRINKER INTERNATIONAL, INC.

Date: August 8, 2005	By: /s/ Roger F. Thomson
Roger F. Thomson, Executive Vice President,
Chief Administrative Officer, General Counsel
and Secretary